UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2026

KIDZ AI INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-42588	99-2827182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 7th Avenue, Suite 905, New York, NY	10123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 345-9588

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.0001 par value per share	KIDZ	The Nasdaq Stock Market LLC

Redeemable warrants	KIDZW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

Additional Closing

As previously reported, KIDZ AI Inc. (the “Company”) entered into a Securities Purchase Agreement, dated May 30, 2025 (as amended to date, the “Purchase Agreement”), with Solana Growth Ventures LLC (the “Buyer”), pursuant to which, subject to the terms and conditions set forth therein, the Company may issue and sell to the Buyer senior secured convertible notes (the “Notes”) from time to time.

On September 17, 2026, the Company completed an additional closing under the Purchase Agreement (the “Additional Closing”), pursuant to which the Company issued and sold to the Buyer a senior secured convertible note in the original principal amount of $1,900,000 (the “Additional Note”) for an aggregate funding amount of $1,900,000, less placement agent fees and other offering expenses that were payable by the Company in connection with closing.

The Additional Note bears interest at a rate of 7% per annum and matures on September 17, 2028. The Additional Note is convertible, at the option of the holder, into shares of the Company’s Class B common stock, par value $0.0001 per share (“Common Stock”), at an initial conversion price of $3.672 per share, subject to adjustment in accordance with the terms of the Additional Note. Interest is payable quarterly and, subject to the terms of the Additional Note, may be paid in cash, added to principal or paid in shares of Common Stock. The Additional Note ranks senior to the Company’s outstanding and future indebtedness, subject to the exceptions set forth therein, and is secured by a first priority perfected security interest in the collateral securing the Notes, subject to permitted liens and other exceptions set forth in the transaction documents.

The offer and sale of the Additional Note, and the shares of Common Stock issuable upon conversion thereof, were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated by the Purchase Agreement.

The foregoing descriptions of the Purchase Agreement and Additional Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 2, 2025, and the Additional Note, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the creation of a direct financial obligation set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the unregistered sale of securities set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
10.1	Form of Senior Secured Convertible Additional Note
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDZ AI INC.

Dated: September 17, 2026	By:	/s/ Hui Luo
Hui Luo
Chief Executive Officer

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